UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 20, 2025

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Sunnova Energy International Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 540
Houston, Texas 77046
(Address, including zip code, of principal executive offices)

(281) 892-1588
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 20, 2025, Sunnova Energy International Inc. (the “Company”) received a notice (the “Notice”) from the staff of NYSE Regulation of the New York Stock Exchange (the “NYSE”) indicating that the Company is now subject to the procedures set forth in Section 802.01E of the NYSE Listed Company Manual (the “Manual”) due to a delay in filing its Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 (the “Form 10-Q”) with the Securities and Exchange Commission (the “SEC”).

The NYSE informed the Company that, under Section 802.01E of the Manual, the Company has until November 19, 2025 to file the Form 10-Q with the SEC. If the Company does not file the Form 10-Q by that date, the NYSE may grant, in its sole discretion, a further extension of up to six additional months for the Company to regain compliance, depending on the specific circumstances. The Notice indicates that the NYSE may nevertheless commence delisting proceedings at any time during the cure period, if circumstances warrant.

As the Company reported in its Form 12b-25 filed with the SEC on May 12, 2025, the Company is unable to file, without unreasonable effort or expense, the Form 10-Q. The Company has been, and is continuing its efforts, engaging with third parties in discussions and negotiations relating to the indebtedness of the Company and its subsidiaries. Such discussions and negotiations have diverted management time and internal resources from the Company’s processes for completing its disclosures related to the Form 10-Q. The Company expects to file such report as soon as reasonably practicable.

The Notice has no immediate effect on the listing or trading of the Company’s securities on the NYSE. There can be no assurance, however, that the Company will be able to regain compliance with the listing standards discussed above.
Item 7.01 Regulation FD.

On May 23, 2025, the Company issued a press release announcing its receipt of the Notice, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information included in this Current Report on Form 8-K (the “Current Report”) under Item 7.01 and Exhibit 99.1 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”).

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “going to,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, priorities, plans or intentions. Forward-looking statements in this Current Report include, but are not limited to, statements regarding the anticipated timing of the filing of the Form 10-Q and the Company’s ability to regain compliance with the continued listing requirements of the NYSE. All statements, other than statements of historical fact, are forward-looking statements. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the risks and other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024. These forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company is under no obligation to, and expressly disclaims any responsibility to, update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release dated May 23, 2025.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: May 23, 2025	By:	/s/ David Searle
Name: David Searle
Title: Executive Vice President, General Counsel and Chief Compliance Officer